SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2005
THE GOODYEAR TIRE & RUBBER COMPANY
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-1927 (Commission File Number)	34-0253240 (I.R.S. Employer Identification No.)

1144 East Market Street, Akron, Ohio (Address of principal executive offices)	44316-0001 (Zip Code)
Registrant’s telephone number, including area code: (330) 796-2121
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Exhibit Index
EX-99.1 News Release
EX-99.2 Supplemental Materials

Item 7.01. Regulation FD Disclosure.
     On September 23, 2005, beginning at 8:30 a.m. ET, The Goodyear Tire & Rubber Company (“Goodyear” or the “Company”) will host an investor meeting to outline its plans to continue its business turnaround. In connection with the investor meeting, the Company issued a news release describing certain initiatives and goals related to its turnaround efforts. The Company will also use supplemental materials at the investor meeting. The news release and supplemental materials are attached and incorporated by reference herein as Exhibits 99.1 and 99.2, respectively.
     This Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
99.1	News Release, dated September 23, 2005.

99.2	Supplemental Materials prepared for use in connection with the Company’s Investor Meeting on September 23, 2005.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Date: September 23, 2005	By	/s/ Richard J. Kramer

Richard J. Kramer
Executive Vice President and
Chief Financial Officer

Exhibit Index
99.1	News Release dated September 23, 2005.
99.2	Supplemental Materials prepared for use in connection with the Company’s Investor Meeting on September 23, 2005.